SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 18, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


                     Maryland           1-12002            23-2715194
                  (State or other     (Commission       (I.R.S. Employer
                  jurisdictionof       File Number)     Identification No.)
                   incorporation)



                        1311 Mamaroneck Avenue, Suite 260
                          White Plains, New York           10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)





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ITEM 5. Other Events

On March 18, 2004, the Registrant issued a press release announcing the continuation of its corporate governance initiatives.

In connection with the Registrant's efforts to transition to an independent Board of Trustees (the "Board"), the Registrant announced that Martin Edelman, Gregory White, Marvin Levine and Lawrence Longua will not stand for re-election to the Board at the next annual meeting of the Registrant's shareholders.

The Registrant also announced that Ross Dworman, former Chairman and Chief Executive Officer, has, as of March 17, 2004, resigned as a trustee and exercised all of his outstanding share options.

A copy of the press release dated March 18, 2004 is attached hereto as exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated March 18, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ACADIA REALTY TRUST
                               (Registrant)


Date: March 18, 2004        By: /s/ Michael Nelsen
                                ---------------------
                                Name:  Michael Nelsen
                                Title: Sr. Vice President and Chief Financial
                                       Officer




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